Exhibit 10.7

RECORDATION REQUESTED BY:
    Bank of the West Secondary Marketing
    10181 Truckee Airport
    Road P. 0. Box 61000
    Truckee, CA 96160

WHEN RECORDED MAIL TO:
    Bank of the West SBA Division
    10181 Truckee Airport Road
    Truckee, CA 96160
                                                         FOR RECORDER'S USE ONLY

                                  DEED OF TRUST

THIS DEED OF TRUST is dated August 21, 2001,  among Eldorado  Artesian  Springs,
Inc., a Colorado  corporation,  whose address is P.O. Box 445, Eldorado Springs,
CO 80025 ("Grantor");  Bank of the West , whose address is Secondary  Marketing,
10181  Truckee  Airport Road, P. 0. Box 61000,  Truckee,  CA 96160  (referred to below  sometimes as "Lender" and  sometimes  as  "Beneficiary");  and the Public
Trustee of-Boulder County, Colorado (referred to below as "Trustee").

CONVEYANCE AND GRANT.  For valuable  consideration,  Grantor hereby  irrevocably grants,  transfers  and  assigns  to  Trustee  for  the  benefit  of  Lender  as
Beneficiary all of Grantor's right,  title, and interest in and to the following described real property,  together with all existing or subsequently  erected or affixed buildings,  improvements and fixtures; all easements, rights of way, and appurtenances;  all water,  water  rights and ditch rights  (including  stock in utilities with ditch or irrigation rights); and all other rights, royalties, and profits  relating  to  the  real  property,  including  without  limitation  all minerals,  oil,  gas,  geothermal  and similar  matters,  (the "Real  Property")
located in Boulder County, State of Colorado:

Lot 2A,  Block 1, THE PARK AT C.T.C.,  REPLAT B, City of  Louisville,  County of
Boulder, State of Colorado

The  Real  Property  or its  address  is  commonly  known as 1783  Dogwood  St.,
Louisville,  CO 80027. The Real Property tax  identification  number is 0144358,
0144359.

Grantor  presently  assigns to Lender (also known as Beneficiary in this Deed of
Trust) all of  Grantor's  right,  title,  and interest in and to all present and future  leases of the  Property  and all Rents from the  Property.  In addition,
Grantor  grants to Lender a Uniform  Commercial  Code  security  interest in the
Personal Property and Rents.

THIS DEED OF TRUST,  INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST
IN THE RENTS  AND  PERSONAL  PROPERTY,  IS GIVEN TO SECURE  (A)  PAYMENT  OF THE
INDEBTEDNESS AND (B) PERFORMANCE OF ANY AND ALL OBLIGATIONS  UNDER THE NOTE, THE
RELATED  DOCUMENTS,  AND THIS  DEED OF  TRUST.  THIS  DEED OF TRUST IS GIVEN AND
ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT AND  PERFORMANCE.  Except as  otherwise  provided in this Deed of Trust,
Grantor  shall pay to Lender all  amounts  secured by this Deed of Trust as they become due, and shall  strictly and in a timely manner  perform all of Grantor's obligations under the Note, this Deed of Trust, and the Related Documents.

POSSESSION  AND  MAINTENANCE  OF THE  PROPERTY.  Grantor  agrees that  Grantor's possession  and  use  of  the  Property  shall  be  governed  by  the  following provisions:

Possession and Use. Until the occurrence of an Event of Default, Grantor may (1)
remain in possession and control of the Property; (2) use, operate or manage the
Property; and (3) collect the Rents from the Property.

Duty to Maintain.  Grantor shall  maintain the Property in tenantable  condition and promptly  perform all repairs,  replacements,  and maintenance  necessary to preserve its value.

Compliance With  Environmental  Laws.  Grantor represents and warrants to Lender that:  (1) During the period of Grantor's  ownership of the Property,  there has been no use, generation,  manufacture,  storage, treatment, disposal, release or threatened release of any Hazardous  Substance by any person on, under, about or from the  Property;  (2) Grantor has no knowledge  of, or reason to believe that there has been, except as previously  disclosed to and acknowledged by Lender in writing,  (a) any breach or violation of any  Environmental  Laws,  (b) any use, generation,  manufacture,  storage,  treatment,  disposal, release or threatened release of any Hazardous  Substance on, under, about or from the Property by any prior  owners or  occupants  of the  Property,  or (c) any actual or  threatened litigation or claims of any kind by any person relating to such matters; and (3)
Except as previously  disclosed to and  acknowledged  by Lender in writing,  (a)
neither Grantor nor any tenant,  contractor,  agent or other  authorized user of the Property  shall use,  generate,  manufacture,  store,  treat,  dispose of or release any Hazardous  Substance on, under, about or from the Property;  and (b)
any such activity shall be conducted in compliance with all applicable  federal, state, and local laws, regulations and ordinances,  including without limitation all Environmental  Laws.  Grantor authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Grantor's expense, as Lender may deem  appropriate to determine  compliance of the Property with this section of the Deed of Trust.  Any  inspections  or tests  made by  Lender  shall be for
Lender's  purposes only and shall not be construed to create any  responsibility or  liability  on the part of Lender to  Grantor  or to any  other  person.  The representations  and  warranties  contained  herein are based on  Grantor's  due diligence in investigating the Property for Hazardous Substances. Grantor hereby
(1)  releases  and waives any future  claims  against  Lender for  indemnity  or contribution  in the event  Grantor  becomes  liable for  cleanup or other costs under any such  laws;  and (2)  agrees to  indemnify  and hold  harmless  Lender against  any  and all  claims,  losses,  liabilities,  damages,  penalties,  and expenses  which Lender may directly or  indirectly  sustain or suffer  resulting from a breach of this  section of the Deed of Trust or as a  consequence  of any use, generation,  manufacture,  storage, disposal, release or threatened release occurring prior to Grantor's  ownership or interest in the Property,  whether or not the same was or should have been known to Grantor.  The  provisions  of this section of the Deed of Trust,  including  the  obligation  to  indemnify,  shall survive the payment of the Indebtedness and the satisfaction and reconveyance of the lien of this Deed of Trust and shall not be affected by Lender's acquisition of any interest in the Property, whether by foreclosure or otherwise.

Nuisance,  Waste.  Grantor  shall not cause,  conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the  Property.  Without  limiting the  generality  of the  foregoing,
Grantor  will not remove,  or grant to any other party the right to remove,  any timber,  minerals  (including oil and gas), coal, clay, scoria,  soil, gravel or rock products without Lender's prior written consent.

Removal of  Improvements.  Grantor shall not demolish or remove any Improvements from the Real Property without Lender's prior written consent. As a condition to the removal of any Improvements, Lender may require Grantor to make arrangements satisfactory  to Lender to replace such  Improvements  with  Improvements  of at least equal value.

Lender's  Right to Enter.  Lender and Lender's  agents and  representatives  may enter  upon the Real  Property  at all  reasonable  times to attend to  Lender's interests and to inspect the Real Property for purposes of Grantor's  compliance with the terms and conditions of this Deed of Trust.

Compliance with  Governmental  Requirements.  Grantor shall promptly comply with all laws,  ordinances,  and  regulations,  now or  hereafter  in effect,  of all governmental  authorities  applicable  to the use or occupancy of the  Property, including without  limitation,  the Americans With Disabilities Act. Grantor may
contest  in good  faith any such law,  ordinance,  or  regulation  and  withhold compliance  during any proceeding,  including  appropriate  appeals,  so long as
Grantor  has  notified  Lender in  writing  prior to doing so and so long as, in
Lender's sole opinion,  Lender's  interests in the Property are not jeopardized.
Lender  may  require  Grantor  to  post  adequate  security  or a  surety  bond, reasonably satisfactory to Lender, to protect Lender's interest.

Duty to Protect.  Grantor  agrees  neither to abandon nor leave  unattended  the
Property.  Grantor  shall do all other acts, in addition to those acts set forth above in this  section,  which from the  character  and use of the  Property are reasonably necessary to protect and preserve the Property.

DUE ON SALE - CONSENT  BY  LENDER.  Lender  may,  at  Lender's  option,  declare immediately due and payable all sums secured by this Deed of Trust upon the sale or transfer,  without Lender's prior written consent,  of all or any part of the
Real Property,  or any interest in the Real Property. A "sale or transfer" means the  conveyance  of Real  Property  or any right,  title or interest in the Real
Property;   whether  legal,  beneficial  or  equitable;   whether  voluntary  or
involuntary;  whether by outright sale, deed,  installment  sale contract,  land contract,  contract for deed,  leasehold interest with a term greater than three
(3) years,  lease-option  contract, or by sale,  assignment,  or transfer of any beneficial  interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of an interest in the Real Property. If any
Grantor is a corporation,  partnership or limited  liability  company,  transfer also includes any change in ownership of more than twenty-five  percent (25%) of the voting stock,  partnership interests or limited liability company interests, as the case may be, of such Grantor. However, this option shall not be exercised by Lender if such exercise is prohibited by federal law or by Colorado law.

TAXES AND LIENS. The following provisions relating to the taxes and liens on the
Property are part of this Deed of Trust:

Payment. Grantor shall pay when due (and in all events prior to delinquency) all taxes,  special taxes,  assessments,  charges (including water and sewer), fines and  impositions  levied  against or on account of the  Property,  and shall pay whiten due all  claims for work done on or for  services  rendered  or  material furnished to the Property. Grantor shall maintain the Property free of all liens having  priority  over or equal to the  interest  of Lender  under  this Deed of
Trust,  except  for the lien of taxes  and  assessments  not due and  except  as otherwise provided in this Deed of Trust.

Right to Contest. Grantor may withhold payment of any tax, assessment,  or claim in connection  with a good faith dispute over the  obligation to pay, so long as
Lender's  interest in the  Property is not  jeopardized.  If a lien arises or is filed as a result of  nonpayment,  Grantor shall within  fifteen (15) days after the lien arises or, if a lien is filed,  within  fifteen (15) days after Grantor has notice of the filing,  secure the  discharge of the lien, or if requested by
Lender, deposit with Lender cash, or a sufficient corporate surety bond or other security  satisfactory  to Lender in an amount  sufficient to discharge the lien plus any costs and  attorneys'  fees,  or other  charges  that could accrue as a result of a foreclosure  or sale under the lien.  In any contest,  Grantor shall defend  itself  and  Lender  and  shall  satisfy  any  adverse  judgment  before enforcement  against the  Property.  Grantor  shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.'

Evidence of Payment.  Grantor shall upon demand  furnish to Lender  satisfactory evidence  of  payment  of the  taxes or  assessments  and  shall  authorize  the appropriate  governmental  official  to  deliver to Lender at any time a written statement of the taxes and assessments against the Property.

Notice of  Construction.  Grantor shall notify Lender at least fifteen (15) days before any work is commenced,  any services are furnished,  or any materials are supplied to the Property,  if any mechanic's lien,  materialmen's lien, or other lien could be asserted on account of the work,  services,  or materials  and the cost exceeds  $5,000.00.  Grantor will upon request of Lender  furnish to Lender advance assurances satisfactory to Lender that Grantor can and will pay the cost of such improvements.

PROPERTY DAMAGE  INSURANCE.  The following  provisions  relating to insuring the
Property are a part of this Deed of Trust.

Maintenance  of Insurance.  Grantor shall procure and maintain  policies of fire insurance with standard  extended  coverage  endorsements on a replacement basis for the full insurable  value covering all  Improvements on the Real Property in an amount sufficient to avoid application of any coinsurance  clause, and with a standard  mortgagee  clause in favor of Lender.  Grantor  shall also procure and maintain  comprehensive  general liability insurance in such coverage amounts as
Lender may request with Trustee and Lender being named as additional insureds in such liability  insurance  policies.  Additionally,  Grantor shall maintain such other insurance, including but not limited to hazard, business interruption, and boiler insurance, as Lender may reasonably require. Policies shall be written in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of
Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender,  including stipulations that coverages will not be cancelled or diminished without at least ten (10) days prior written notice to  Lender.  Each  insurance  policy  also shall  include an  endorsement providing  that  coverage  in favor of Lender will not be impaired in any way by any act,  omission  or default of Grantor or any other  person.  Should the Real
Property  be  located  in an area  designated  by the  Director  of the  Federal
Emergency  Management  Agency as a special flood hazard area,  Grantor agrees to obtain and maintain Federal Flood Insurance, if available,  within 45 days after notice is given by Lender that the Property is located in a special flood hazard area, for the full unpaid  principal  balance of the loan and any prior liens on the property  securing the loan,  up to the maximum  policy limits set under the
National Flood Insurance  Program,  or as otherwise  required by Lender,  and to maintain such insurance for the term of the loan.

Application  of Proceeds.  Grantor shall  promptly  notify Lender of any loss or damage to the Property if the estimated  cost of repair or  replacement  exceeds
$5,000.00.  Lender  may make  proof  of loss if  Grantor  fails to do so  within fifteen (15) days of the casualty. Whether or not Lender's security is impaired,
Lender  may,  at  Lender's  election,  receive  and retain the  proceeds  of any insurance and apply the proceeds to the reduction of the  Indebtedness,  payment of any lien  affecting  the  Property,  or the  restoration  and  repair  of the
Property.  If Lender  elects to apply the  proceeds to  restoration  and repair,
Grantor  shall  repair or replace the  damaged or  destroyed  Improvements  in a manner  satisfactory to Lender.  Lender shall, upon  satisfactory  proof of such expenditure,  pay or reimburse Grantor from the proceeds for the reasonable cost of repair or  restoration if Grantor is not in default under this Deed of Trust.
Any proceeds which have not been  disbursed  within 180 days after their receipt and which Lender has not committed to the repair or  restoration of the Property shall be used first to pay any amount  owing to Lender under this Deed of Trust, then to pay accrued interest, and the remainder, if any, shall be applied to the principal  balance  of the  Indebtedness.  If Lender  holds any  proceeds  after payment in full of the  Indebtedness,  such proceeds shall be paid to Grantor as
Grantor's interests may appear.

Unexpired  Insurance at Sale. Any unexpired insurance shall inure to the benefit of, and pass to, the purchaser of the Property  covered by this Deed of Trust at any  trustee's  sale or other  sale held  under the  provisions  of this Deed of
Trust, or at any foreclosure sale of such Property.

Grantor's  Report on  Insurance.  Upon request of Lender,  however not more than once a year, Grantor shall furnish to Lender a report on each existing policy of insurance showing:  (1) the name of the insurer;  (2) the risks insured; (3) the amount of the policy;  (4) the property  insured,  the then current  replacement value of such property,  and the manner of determining  that value;  and (5) the expiration date of the policy.  Grantor shall,  upon request of Lender,  have an
independent   appraiser   satisfactory  to  Lender   determine  the  cash  value
replacement cost of the Property.

LENDER'S  EXPENDITURES.  If any action or  proceeding  is  commenced  that would materially  affect  Lender's  interest in the  Property  or if Grantor  fails to comply  with any  provision  of this  Deed of Trust  or any  Related  Documents, including but not limited to Grantor's  failure to discharge or pay when due any amounts  Grantor is required to discharge or pay under this Deed of Trust or any
Related  Documents,  Lender on Grantor's  behalf may (but shall not be obligated
to) take any action that Lender deems appropriate,  including but not limited to discharging or paying all taxes,  liens,  security  interests,  encumbrances and other claims,  at any time levied or placed on the Property and paying all costs for insuring,  maintaining  and preserving the Property.  All such  expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged  under the Note from the date  incurred or paid by Lender to the date of repayment by Grantor.  All such expenses will become a part of the  Indebtedness and,  at  Lender's  option,  will (A) be payable on demand;  (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during  either (1) the term of any  applicable  insurance policy;  or (21 the  remaining  term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity.  The Deed of Trust also will secure  payment of these  amounts.  Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

WARRANTY;  DEFENSE OF TITLE. The following  provisions  relating to ownership of the Property are a part of this Deed of Trust:

Title.  Grantor  warrants that:  (a) Grantor holds good and marketable  title of record  to the  Property  in fee  simple,  free  and  clear  of  all  liens  and encumbrances  other than those set forth in the Real Property  description or in any title insurance policy, title report, or final title opinion issued in favor of, and  accepted  by,  Lender in  connection  with this Deed of Trust,  and (b)
Grantor has the full right,  power,  and  authority  to execute and deliver this
Deed of Trust to Lender.

Defense of Title.  Subject to the  exception  in the  paragraph  above,  Grantor warrants  and will forever  defend the title to the Property  against the lawful claims of all persons.  In the event any action or proceeding is commenced  that questions  Grantor's  title or the interest of Trustee or Lender under this Deed of Trust,  Grantor shall defend the action at Grantor's expense.  Grantor may be the  nominal  party  in  such  proceeding,  but  Lender  shall  be  entitled  to participate in the proceeding and to be represented in the proceeding by counsel of Lender's own choice, and Grantor will deliver,  or cause to be delivered,  to
Lender such  instruments  as Lender may request from time to time to permit such participation.

Compliance  With Laws.  Grantor  warrants that the Property and Grantor's use of the  Property  complies  with all  existing  applicable  laws,  ordinances,  and regulations of governmental authorities.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Deed of Trust shall survive the execution and delivery of this Deed of Trust,  shall be continuing in nature, and shall remain in full force and effect until such time as Grantor's Indebtedness shall be paid in full.

CONDEMNATION.  The following provisions relating to condemnation proceedings are a part of this Deed of Trust:

Proceedings.  If any proceeding in condemnation is filed, Grantor shall promptly notify Lender in writing,  and Grantor shall  promptly take such steps as may be necessary to defend the action and obtain the award.  Grantor may be the nominal party in such  proceeding,  but Lender shall be entitled to  participate  in the proceeding and to be represented in the proceeding by counsel of its own choice, and Grantor will deliver or cause to be delivered to Lender such instruments and documentation  as may be  requested  by Lender  from time to time to permit such participation.

Application of Net Proceeds.  If all or any part of the Property is condemned by eminent  domain  proceedings  or by  any  proceeding  or  purchase  in  lieu  of condemnation,  Lender may at its election require that all or any portion of the net  proceeds  of the award be  applied  to the  Indebtedness  or the  repair or restoration of the Property.  The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorneys' fees incurred by
Trustee or Lender in connection with the condemnation.

IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES. The following provisions  relating to governmental  taxes, fees and charges are a part of this
Deed of Trust:

Current Taxes, Fees and Charges.  Upon request by Lender,  Grantor shall execute such  documents in addition to this Deed of Trust and take whatever other action is  requested  by Lender  to  perfect  and  continue  Lender's  lien on the Real
Property.  Grantor shall  reimburse  Lender for all taxes,  as described  below, together with all expenses incurred in recording,  perfecting or continuing this
Deed of Trust, including without limitation all taxes, fees, documentary stamps, and other charges for recording or registering this Deed of Trust.

Taxes. The following shall constitute taxes to which this section applies: (1) a specific  tax  upon  this  type of Deed of  Trust or upon all or any part of the
Indebtedness  secured by this Deed of Trust; (2) a specific tax on Grantor which
Grantor is authorized  or required to deduct from  payments on the  Indebtedness secured  by this type of Deed of Trust;  (3) a tax on this type of Deed of Trust chargeable  against the Lender or the holder of the Note; and (4) a specific tax on all or any  portion of the  Indebtedness  or on  payments  of  principal  and interest made by Grantor.

Subsequent Taxes. If any tax to which this section applies is enacted subsequent to the date of this Deed of Trust,  this event  shall have the same effect as an
Event of Default,  and Lender may exercise any or all of its available  remedies for an Event of Default as provided below unless Grantor either (1) pays the tax before it becomes  delinquent,  or (2) contests the tax as provided above in the
Taxes and Liens section and deposits with Lender cash or a sufficient  corporate surety bond or other security satisfactory to Lender.

SECURITY AGREEMENT;  FINANCING STATEMENTS.  The following provisions relating to this Deed of Trust as a security agreement are a part of this Deed of Trust:

Security Agreement. This instrument shall constitute a Security Agreement to the extent any of the Property  constitutes  fixtures,  and Lender shall have all of the rights of a secured party under the Uniform  Commercial Code as amended from time to time. Security Interest.  Upon request by Lender,  Grantor shall execute financing  statements  and take whatever  other action is requested by Lender to perfect  and  continue  Lender's  security  interest  in the Rents and  Personal
Property.  In  addition  to  recording  this Deed of Trust in the real  property records, Lender may, at any time and without further authorization from Grantor, file executed  counterparts,  copies or reproductions of this Deed of Trust as a financing statement. Grantor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Grantor shall not remove,  sever or detach the Personal Property from the Property.  Upon default,
Grantor  shall  assemble any Personal  Property not affixed to the Property in a manner and at a place  reasonably  convenient  to Grantor and Lender and make it available to Lender within three (3) days after  receipt of written  demand from
Lender to the  extent  permitted  by  applicable  law.  Addresses.  The  mailing addresses of Grantor (debtor) and Lender (secured party) from which  information concerning the security  interest  granted by this Deed of Trust may be obtained
(each as  required by the  Uniform  Commercial  Code) are as stated on the first page of this Deed of Trust.

FURTHER  ASSURANCES;  ATTORNEY-IN-FACT.  The  following  provisions  relating to further assurances and attorney-in-fact are a part of this Deed of Trust:

Further Assurances.  At any time, and from time to time, upon request of Lender,
Grantor will make,  execute and deliver,  or will cause to be made,  executed or delivered,  to Lender or to Lender's  designee,  and when  requested  by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages,  deeds of trust, security deeds, security agreements,  financing
statements,   continuation   statements,   instruments  of  further   assurance,
certificates,  and other  documents  as may, in the sole  opinion of Lender,  be necessary or desirable in order to effectuate,  complete,  perfect, continue, or preserve (t) Grantor's  obligations  under the Note, this Deed of Trust, and the
Related Documents, and (2) the liens and security interests created by this Deed of  Trust  as first  and  prior  liens on the  Property,  whether  now  owned or hereafter acquired by Grantor.  Unless prohibited by law or Lender agrees to the contrary in writing,  Grantor shall reimburse  Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

Attorney-in-Fact.  If Grantor  fails to do any of the things  referred to in the preceding  paragraph,  Lender  may do so for and in the name of  Grantor  and at
Grantor's expense. For such purposes, Grantor hereby irrevocably appoints Lender as Grantor's attorney-in-fact for the purpose of making, executing,  delivering, filing,  recording, and doing all other things as may be necessary or desirable, in Lender's sole opinion, to accomplish the matters referred to in the preceding paragraph.

FULL  PERFORMANCE.  Grantor may,  upon  production  of the Note duly  cancelled, release this Deed of Trust,  and such release shall  constitute a release of the lien for all such additional sums and expenditures made pursuant to this Deed of
Trust.  Lender  agrees to cooperate  with Grantor in obtaining  such release and releasing  the other  collateral  securing  the  Indebtedness.  Any release fees required by law shall be paid by Grantor, if permitted by applicable law.

EVENTS OF DEFAULT.  Each of the following,  at Lender's option, shall constitute an Event of Default under this Deed of Trust:

Payment  Default.  Grantor  fails  to  make  any  payment  when  due  under  the
Indebtedness.

Other  Defaults.  Grantor  fails to comply  with or to perform  any other  term, obligation,  covenant or condition  contained in this Deed of Trust or in any of the Related  Documents  or to comply  with or to perform  any term,  obligation, covenant  or  condition  contained  in any other  agreement  between  Lender and
Grantor.

Compliance Default. Failure to comply with any other term, obligation,  covenant or condition  contained in this Deed of Trust, the Note or in any of the Related
Documents.  If such a failure  is curable  and if  Grantor  has not been given a notice  of a breach  of the same  provision  of this  Deed of Trust  within  the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Grantor,  after Lender sends written notice  demanding cure of such failure:  (a) cures the  failure  within  twenty  (20) days;  or (b) if the cure requires more than twenty (20) days,  immediately  initiates steps sufficient to cure the failure and  thereafter  continues  and completes  all  reasonable  and
necessary  steps  sufficient  to  produce   compliance  as  soon  as  reasonably
practical.

Default on Other  Payments.  Failure of Grantor within the time required by this
Deed of Trust to make any payment for taxes or  insurance,  or any other payment necessary to prevent filing of or to effect discharge of any lien.

Environmental  Default.  Failure of any party to comply with or perform when due any term,  obligation,  covenant or  condition  contained  in any  environmental agreement executed in connection with the Property.

False Statements. Any warranty, representation or statement made or furnished to
Lender by Grantor or on Grantor's behalf under this Deed of Trust or the Related
Documents is false or misleading in any material  respect,  either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization.  This Deed of Trust or any of the Related Documents
ceases to be in full  force and  effect  (including  failure  of any  collateral document to create a valid and perfected  security interest or lien) at any time and for any reason.

Insolvency.  The  dissolution or  termination of Grantor's  existence as a going business,  the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors,  any type of creditor workout,  or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

Creditor or Forfeiture  Proceedings.  Commencement  of foreclosure or forfeiture proceedings,  whether by judicial  proceeding,  self-help,  repossession  or any other method,  by any creditor of Grantor or by any governmental  agency against any property  securing the  Indebtedness.  This includes a garnishment of any of
Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or  reasonableness  of the claim which is the basis of the  creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or  forfeiture  proceeding  and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Breach of Other  Agreement.  Any breach by Grantor  under the terms of any other agreement  between  Grantor  and Lender  that is not  remedied  within any grace period provided therein,  including without limitation any agreement  concerning any indebtedness or other obligation of Grantor to Lender,  whether existing now or later.

Events Affecting  Guarantor.  Any of the preceding events occurs with respect to any  Guarantor  of any of the  Indebtedness  or any  Guarantor  dies or  becomes incompetent,  or revokes or disputes the validity  of, or liability  under,  any
Guaranty of the  Indebtedness.  In the event of a death,  Lender, at its option, may,  but shall not be  required  to,  permit the  Guarantor's  estate to assume
unconditionally   the  obligations  arising  under  the  guaranty  in  a  manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Adverse  Change.  A  material  adverse  change  occurs  in  Grantor's  financial condition,  or Lender  believes  the prospect of payment or  performance  of the
Indebtedness  is  impaired.  Insecurity.  Lender in good faith  believes  itself insecure.

Right to Cure.  If such a failure is curable and if Grantor has not been given a notice  of a breach  of the same  provision  of this  Deed of Trust  within  the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Grantor,  after Lender sends written notice  demanding cure of such failure:  (a) cures the  failure  within  twenty  (20) days;  or (b) if the cure requires more than twenty (20) days,  immediately  initiates steps sufficient to cure the failure and  thereafter  continues  and completes  all  reasonable  and
necessary  steps  sufficient  to  produce   compliance  as  soon  as  reasonably
practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Deed of
Trust, at any time thereafter, Trustee or Lender may exercise any one or more of the following rights and remedies:

Election of Remedies.  Election by Lender to pursue any remedy shall not exclude pursuit of any other  remedy,  and an election to make  expenditures  or to take action to  perform an  obligation  of  Grantor  under this Deed of Trust,  after
Grantor's  failure  to  perform,  shall not affect  Lender's  right to declare a default and exercise its remedies.

Accelerate  Indebtedness.  Lender  shall  have the right at its  option  without notice to  Grantor  to  declare  the  entire  Indebtedness  immediately  due and payable,  including any prepayment  penalty,  which Grantor would be required to pay.  Foreclosure.  Lender  shall have the right to cause all or any part of the
Real Property, and Personal Property, if Lender decides to proceed against it as if it were real property, to be sold by the Trustee according to the laws of the
State of Colorado as respects  foreclosures  against real property.  The Trustee shall give notice in  accordance  with the laws of Colorado.  The Trustee  shall apply the  proceeds  of the sale in the  following  order:  (a) to all costs and expenses of the sale,  including but not limited to Trustee's  fees,  attorneys'
fees,  and the cost of title  evidence;  (b) to all sums secured by this Deed of
Trust; and (c) the excess,  if any, to the person or persons legally entitled to the excess.

UCC Remedies.  With respect to all or any part of the Personal Property,  Lender shall have all the rights and  remedies  of a secured  party  under the  Uniform
Commercial Code.

Collect  Rents.  Lender shall have the right,  without notice to Grantor to take possession of and manage the Property and collect the Rents,  including  amounts past due and unpaid, and apply the net proceeds,  over and above Lender's costs, against the Indebtedness.  In furtherance of this right,  Lender may require any tenant  or  other  user of the  Property  to make  payments  of rent or use fees directly  to  Lender.  If the  Rents  are  collected  by  Lender,  then  Grantor
irrevocably   designates  Lender  as  Grantor's   attorney-in-fact   to  endorse
instruments  received in payment thereof in the name of Grantor and to negotiate the same and collect the proceeds.  Payments by tenants or other users to Lender in response to  Lender's  demand  shall  satisfy the  obligations  for which the payments  are made,  whether or not any proper  grounds for the demand  existed.
Lender may  exercise  its rights under this  subparagraph  either in person,  by agent, or through a receiver.

Appoint  Receiver.  Lender shall have the right to have a receiver  appointed to take  possession of all or any part of the  Property,  with the power to protect and preserve the  Property,  to operate the Property  preceding  foreclosure  or sale,  and to collect the Rents from the Property and apply the  proceeds,  over and above the cost of the receivership,  against the Indebtedness.  The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the  Indebtedness  by a  substantial  amount.  Employment  by  Lender  shall not disqualify a person from  serving as a receiver.  Receiver may be appointed by a court of competent  jurisdiction  upon ex parte  application and without notice, notice being expressly waived.

Tenancy at  Sufferance.  If Grantor  remains in possession of the Property after the Property is sold as provided above or Lender  otherwise  becomes entitled to possession  of the  Property  upon  default of Grantor,  Grantor  shall become a tenant at sufferance  of Lender or the  purchaser of the Property and shall,  at
Lender's option, either (1) pay a reasonable rental for the use of the Property, or (2) vacate the Property immediately upon the demand of Lender.

Other Remedies.  Trustee or Lender shall have any other right or remedy provided in this Deed of Trust or the Note or by law.

Sale of the  Property.  In exercising  its rights and remedies,  Lender shall be free to designate on or before it files a notice of election and demand with the
Trustee,  that the  Trustee  sell all or any part of the  Property  together  or separately, in one sale or by separate sales. Lender shall be entitled to bid at any  public  sale on all or any  portion of the  Property.  Upon any sale of the
Property,  whether  made under a power of sale  granted in this Deed of Trust or pursuant to judicial  proceedings,  if the holder of the Note is a, purchaser at such sale,  it shall be  entitled  to use and apply all,  or any portion of, the
Indebtedness  for or in  settlement  or payment of all,  or any  portion of, the purchase price of the Property purchased, and, in such case, this Deed of Trust, the Note,  and any  documents  evidencing  expenditures  secured by this Deed of
Trust shall be  presented  to the person  conducting  the sale in order that the amount of Indebtedness so used or applied may be credited thereon as having been paid.

Attorneys' Fees; Expenses. If Lender forecloses or institutes any suit or action to enforce any of the terms of this Deed of Trust,  Lender  shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and upon any appeal.  Whether or not any court  action is  involved,  and to the extent not  prohibited  by law, all  reasonable  expenses  Lender incurs that in
Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid.  Expenses covered by this paragraph include,  without  limitation, however  subject to any limits under  applicable law,  Lender's  attorneys' fees whether or not there is a lawsuit,  including  attorneys'  fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction),  appeals, and any anticipated post-judgment collection services, the cost of searching records,  obtaining title reports  (including  foreclosure reports),  surveyors' reports, and appraisal fees, title insurance, and fees for the Trustee,  to the extent  permitted by applicable law.  Grantor also will pay any court  costs,  in  addition  to all other sums  provided  by law.  Rights of
Trustee.  Trustee shall have all of the rights and duties of Lender as set forth in this section.

NOTICES.  Any notice  required to be given  under this Deed of Trust,  including without  limitation  any notice of default and any notice of sale shall be given in writing,  and shall be  effective  when  actually  delivered,  when  actually received by  telefacsimile  (unless  otherwise  required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United  States mail, as first class,  certified or  registered  mail postage prepaid,  directed to the  addresses  shown near the  beginning  of this Deed of
Trust.  All copies of notices of  foreclosure  from the holder of any lien which has priority over this Deed of Trust shall be sent to Lender's address, as shown near the  beginning of this Deed of Trust.  Any party may change its address for notices  under this Deed of Trust by giving formal  written  notice to the other parties,  specifying  that the  purpose of the  notice is to change the  party's address.  For notice  purposes,  Grantor  agrees to keep Lender  informed at all times of Grantor's  current address.  Unless  otherwise  provided or required by law,  if there is more  than one  Grantor,  any  notice  given by  Lender to any
Grantor is deemed to be notice given to all Grantors.

MISCELLANEOUS  PROVISIONS.  The following miscellaneous provisions are a part of this Deed of Trust:

Amendments. This Deed of Trust, together with any Related Documents, constitutes the entire  understanding  and  agreement  of the  parties as to the matters set forth in this Deed of Trust. No alteration of or amendment to this Deed of Trust shall be  effective  unless  given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Annual  Reports.  If the  Property  is used for  purposes  other than  Grantor's residence,  Grantor shall furnish to Lender, upon request, a certified statement of net operating  income  received from the Property during  Grantor's  previous fiscal  year in such form and detail as Lender  shall  require.  "Net  operating
income"   shall  mean  all  cash  receipts  from  the  Property  less  all  cash expenditures made in connection with the operation of the Property.

Caption  Headings.  Caption  headings in this Deed of Trust are for  convenience purposes  only and are not to be used to interpret or define the  provisions  of this Deed of Trust.  Merger.  There shall be no merger of the interest or estate created by this Deed of Trust with any other  interest or estate in the Property at any time held by or for the  benefit of Lender in any  capacity,  without the written consent of Lender.

Governing Law. This Deed of Trust will be governed by, construed and enforced in accordance with federal law and the laws of the State of Colorado.  This Deed of
Trust has been accepted by Lender in the State of Colorado.

Choice of Venue. If there is a lawsuit,  Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Boulder County, State of Colorado.

No Waiver by Lender.  Lender shall not be deemed to have waived any rights under this Deed of Trust  unless such waiver is given in writing and signed by Lender.
No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right.  A waiver by Lender of a provision of this Deed of Trust shall not  prejudice  or  constitute  a waiver of Lender's right  otherwise to demand strict  compliance  with that  provision or any other provision of this Deed of Trust.  No prior  waiver by Lender,  nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights  or of any  of  Grantor's  obligations  as to  any  future  transactions.
Whenever  the  consent  of  Lender is  required  under  this Deed of Trust,  the granting  of such  consent  by  Lender  in any  instance  shall  not  constitute continuing consent to subsequent instances where such consent is required and in all cases such  consent  may be granted or withheld  in the sole  discretion  of
Lender.

Severability.  If a court of competent  jurisdiction finds any provision of this
Deed of Trust to be illegal,  invalid,  or unenforceable as to any circumstance, that  finding  shall  not make the  offending  provision  illegal,  invalid,  or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending  provision cannot be so modified,  it shall be considered  deleted from this Deed of Trust.  Unless  otherwise  required  by law,  the  illegality, invalidity, or unenforceability of any provision of this Deed of Trust shall not affect the legality,  validity or  enforceability of any other provision of this
Deed of Trust.

Successors and Assigns.  Subject to any limitations stated in this Deed of Trust on transfer of Grantor's interest,  this Deed of Trust shall be binding upon and inure to the benefit of the parties,  their successors and assigns. If ownership of the Property becomes vested in a person other than Grantor,  Lender,  without notice to Grantor,  may deal with  Grantor's  successors  with reference to this
Deed of Trust and the  Indebtedness  by way of forbearance or extension  without releasing  Grantor from the obligations of this Deed of Trust or liability under the Indebtedness.

Time is of the Essence.  Time is of the essence in the  performance of this Deed of Trust.

Waiver of Homestead Exemption. Grantor hereby releases and waives all rights and benefits  of the  homestead  exemption  laws of the State of  Colorado as to all
Indebtedness secured by this Deed of Trust.

DEFINITIONS.  The following capitalized words and terms shall have the following meanings  when  used in this Deed of Trust.  Unless  specifically  stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the  plural,  and the plural  shall  include  the  singular,  as the context may require.  Words and terms not otherwise defined in this Deed of Trust shall have the meanings attributed to such terms in the Uniform Commercial Code:

Beneficiary.  The word "Beneficiary" means Bank of the West , and its successors and assigns.

Borrower.  The word "Borrower" means Eldorado  Artesian  Springs,  Inc., and all other persons and entities signing the Note in whatever capacity.

Deed of Trust.  The words "Deed of Trust" mean this Deed of Trust among Grantor,
Lender, and Trustee, and includes without limitation all assignment and security interest provisions relating to the Personal Property and Rents.

Default. The word "Default" means the Default set forth in this Deed of Trust in the section titled "Default".

Environmental  Laws.  The words  "Environmental  Laws"  mean any and all  state,
federal  and  local  statutes,   regulations  and  ordinances  relating  to  the
protection of human health or the environment,  including without limitation the
Comprehensive Environmental Response,  Compensation,  and Liability Act of 1980,
as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments
and  Reauthorization  Act of 1986,  Pub. L. No. 99-499  ("SARA"),  the Hazardous
Materials  Transportation  Act, 49 U.S.C.  Section 1801,  et seq.,  the Resource
Conservation  and  Recovery  Act,  42 U.S.C.  Section  6901,  et seq.,  or other applicable  state or  federal  laws,  rules,  or  regulations  adopted  pursuant thereto.

Event of Default. The words "Event of Default" mean any of the events of default set forth in this Deed of Trust in the events of default section of this Deed of
Trust. Grantor. The word "Grantor" means Eldorado Artesian Springs, Inc..

Guarantor.  The word "Guarantor"  means any guarantor,  surety, or accommodation party of any or all of the Indebtedness.

Guaranty.  The word  "Guaranty"  means the  guaranty  from  Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous  Substances.  The words  "Hazardous  Substances"  mean materials that, because of their  quantity,  concentration  or physical,  chemical or infectious characteristics, may cause or pose a present or potential hazard to human health
or  the  environment  when  improperly  used,  treated,   stored,  disposed  of,
generated, manufactured,  transported or otherwise handled. The words "Hazardous
Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic  substances,  materials or waste as defined by or listed  under the  Environmental  Laws.  The term  "Hazardous  Substances"  also includes,  without  limitation,  petroleum  and  petroleum  by-products  or  any fraction thereof and asbestos.

Improvements.   The  word   "Improvements"   means  ail   existing   and  future
improvements,  buildings, structures, mobile homes affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.

Indebtedness.  The word "Indebtedness" means all principal,  interest, and other amounts,  costs  and  expenses  payable  under  the Note or  Related  Documents, together with all renewals of, extensions of,  modifications of,  consolidations of and  substitutions for the Note or Related Documents and any amounts expended or advanced by Lender to discharge Grantor's obligations or expenses incurred by
Trustee or Lender to  enforce  Grantor's  obligations  under this Deed of Trust, together with interest on such amounts as provided in this Deed of Trust.

Lender. The word "Lender" means Bank of the West , its successors and assigns.

Note.  The word "Note" means the  promissory  note dated August 21, 2001, in the original principal amount of $1,421,000.00 from Grantor to Lender, together with
all  renewals  of,   extensions   of,   modifications   of,   refinancings   of,
consolidations  of, and  substitutions  for the  promissory  note or  agreement.
Personal Property.  The words "Personal Property" mean all equipment,  fixtures, and other articles of personal  property now or hereafter owned by Grantor,  and now or hereafter  attached or affixed to the Real  Property;  together  with all accessions,  parts, and additions to, all replacements of, and all substitutions for, any of such  property;  and together with all proceeds  (including  without limitation  all  insurance  proceeds and refunds of  premiums)  from any sale or other disposition of the Property.

Property.  The word  "Property"  means  collectively  the Real  Property and the
Personal Property.

Real Property.  The words "Real Property" mean the real property,  interests and rights, as further described in this Deed of Trust.

Related  Documents.  The words "Related  Documents"  mean all promissory  notes,
credit  agreements,  loan  agreements,   environmental  agreements,  guaranties,
security  agreements,  mortgages,  deeds of trust,  security  deeds,  collateral mortgages, and all other instruments,  agreements and documents,  whether now or hereafter existing, executed in connection with the Indebtedness.

Rents.  The word "Rents" means all present and future rents,  revenues,  income, issues, royalties, profits, and other benefits derived from the Property.

Trustee.  The word  "Trustee"  means  the  Public  Trustee  of  Boulder  County,
Colorado.

GRANTOR  ACKNOWLEDGES  HAVING READ ALL THE PROVISIONS OF THIS DEED OF TRUST, AND
GRANTOR AGREES TO ITS TERMS.

GRANTOR:

 ELDORADO ARTESIAN SPRINGS, INC.

 By  Douglas Larson, President of Eldorado Artesian Springs, Inc.

 By  Jeremy Martin, Vice President of Eldorado Artesian Springs, Inc.

 By  Kevin M. Sipple, Secretary of Eldorado Artesian Springs, Inc.

                           CORPORATE ACKNOWLEDGMENT
 STATE OF Colorado

 COUNTY OF Boulder

On this 29th day of August  2001,  before me,  the  undersigned  Notary  Public, personally  appeared  Douglas  A.  Larson,  President;  Jeremy S.  Martin,  Vice
President;  Kevin M. Sipple,  Secretary of Eldorado Artesian Springs,  Inc., and
known to me to be authorized agents of the corporation that executed the Deed of
Trust and  acknowledged  the Deed of Trust to be the free and  voluntary act and deed of the  corporation,  by  authority of its Bylaws or by  resolution  of its board of directors,  for the uses and purposes  therein  mentioned,  and on oath stated that they are  authorized to execute this Deed of Trust and authorized to execute this Deed of Trust on behalf of the corporation.

 Residing at 2299 Pearl Street, #305
 Notary Public in and for the State of Colorado

My commission expires August 20, 2003